SCHWAB ANNUITY PORTFOLIOS

Schwab® S&P 500 Index Portfolio
(the fund)
Supplement dated August 23, 2024, to the fund’s currently effective
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and SAI and should be read in conjunction with the Statutory Prospectus and SAI.
IMPORTANT NOTICE REGARDING THE FUND’S DIVERSIFICATION POLICY
The Schwab S&P 500 Index Portfolio has revised its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the fund will continue to track its benchmark index even if the fund becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.
Shareholder approval will not be sought if the fund crosses from diversified to non-diversified status under such circumstances.
Accordingly, the following changes to the Statutory Prospectus and SAI are effective immediately:
1.
Statutory Prospectus – Under the “Principal Investment Strategies” section: The following paragraph is added after the fifth paragraph:

The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track.
2.
Statutory Prospectus – Under the “Principal Risks” section: The following paragraph is added:

Non-Diversification Risk. To the extent that the fund becomes non-diversified as necessary to approximate the composition of the index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.
3.
SAI – Under the “INVESTMENTS, SECURITES AND RISKS” section: The “Diversification” section is hereby deleted in its entirety and replaced with the following:

Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.
The fund may become “non-diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. A fund that becomes a non-diversified mutual fund means that a relatively high percentage of assets of the fund may be invested in the obligations of a limited number of issuers. The value of shares of the fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.
The fund also must comply with certain IRS regulations that impose asset diversification requirements. See “Taxation” for more information.
4.
SAI – Under the “INVESTMENT LIMITATIONS AND RESTRICTIONS” section: Parenthetical item one is hereby deleted in its entirety and replaced with the following:

(1)
Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act. However, the fund may become “non-diversified,” as defined under the 1940 Act, with respect to investments in an issuer or several issuers to the extent necessary to approximate the composition of the index the fund seeks to track to the extent permitted by law or regulatory relief.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG125326-00 (08/24)
00303448